UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 10, 2017

SIGMABROADBAND CO.
(Exact name of registrant as specified in its charter)

Georgia
(State or other jurisdiction of incorporation)

Georgia (State or other jurisdiction of incorporation)	333-191426 (Commission File Number)	46-1289228 (IRS Employer Identification No.)
2690 Cobb Parkway Suite A5-284 Smyrna, Georgia (Address of principal executive offices)	30080 (Zip Code)

Registrant’s telephone number, including area code (800) 545-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item - 5.02	Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 10, 2017, The Board of Directors appoints Dave Svec as a Director of the company.

Item - 9.01	Exhibits.

EX-1.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: 10/10/2017	SIGMABROADBAND CO. By: /s/ Jeffery A. Brown _____________________________ Jeffery A. Brown, President

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